     CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Dividend Growth Fund:

     We consent to the incorporation by reference in this Registration Statement of  Oppenheimer  Dividend  Growth Fund on Form N-14 of our report dated June 12,
2008,  appearing  in the  Combined  Prospectus  and Proxy  Statement  and in the
Statement  of  Additional  Information,  which  are  part of  such  Registration
Statement.

                                            /s/ KPMG LLP
                                            KPMG LLP

Denver, Colorado
September 8, 2008